PUTNAM
INTERNATIONAL
NEW OPPORTUNITIES
FUND

ANNUAL REPORT

September 30, 1995

[LOGO]
BOSTON * LONDON * TOKYO

PERFORMANCE HIGHLIGHTS

The Putnam International New Opportunities Fund seeks high returns by focussing its investments in the most rapidly growing business sectors outside of the United States, and at the same time seeking to mitigate some of the risks associated with growth investing by diversifying our investments over a wide range of markets and economies."

                                    -- Justin Scott, Portfolio Manager

FISCAL 1995 RESULTS AT A GLANCE

                                   CLASS A
TOTAL RETURN:                    NAV      POP
----------------------------------------------------------------------
(change in value during
period plus reinvested
distributions)
9 months ended
9/30/95                       21.06%   14.08%
----------------------------------------------------------------------
                                 EECLASS A   CLASS B      CLASS M
SHARE VALUE:                     NAV      POP     NAV     NAV    POP
----------------------------------------------------------------------
1/3/95 (inception of
class A shares)                $8.50    $9.02
7/21/95 (inception of
class B and class M
shares)                         EE--     EE--  $10.25  $10.25 $10.62
9/30/95                        10.29    10.92   10.28   10.29  10.66
----------------------------------------------------------------------
DISTRIBUTIONS:
----------------------------------------------------------------------
The fund is currently expected to pay its first distribution in
December.
----------------------------------------------------------------------

Data above represent past results and are not indicative of future performance. Performance reflects an expense limitation in effect during the period; without the limitation, results would have been lower. For additional information, see pages 8 and 9. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. Total return performance for class B and class M shares is not shown because of the brevity of the reporting period.

FROM THE CHAIRMAN
                                              [PHOTO OF GEORGE PUTNAM]
                                                     (C) KARSH, OTTAWA
DEAR SHAREHOLDER:

IT IS ALWAYS EXCITING TO INTRODUCE A NEW FUND AND ESPECIALLY SO WHEN THE FUND GETS OFF TO AN EXCELLENT START. AS IS THE CASE WITH MOST OF OUR NEW FUNDS, WE LAUNCHED PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND INTERNALLY SEVERAL MONTHS AGO, ALLOWING IT TO INCUBATE WHILE ITS PORTFOLIO WAS ASSEMBLED AND IT WAS SET FIRMLY ON ITS COURSE.

THAT DONE, WE RECENTLY OPENED THE FUND TO INVESTORS AT LARGE. I AM PLEASED TO WELCOME OUR NEW SHAREHOLDERS AND BRING YOU THIS REPORT OF THE FUND'S INITIAL, THOUGH ABBREVIATED, FISCAL YEAR, WHICH ENDED ON SEPTEMBER 30, 1995.

ALTHOUGH PAST PERFORMANCE SHOULD NEVER BE TAKEN AS A GUARANTEE OF FUTURE PERFORMANCE, THE FUND'S RESULTS DURING THE FISCAL PERIOD WERE GRATIFYING. IT OUTPERFORMED THE KEY MARKET INDEXES AGAINST WHICH IT IS JUDGED IN A PERIOD WHEN MANY INTERNATIONAL STOCK MARKETS WERE FLAGGING.

IN THE REPORT THAT FOLLOWS, FUND MANAGER JUSTIN SCOTT DISCUSSES THE FUND'S OBJECTIVES AND STRATEGIES, AS WELL AS ITS PERFORMANCE TO DATE AND PROSPECTS FOR ITS FIRST FULL FISCAL YEAR.

RESPECTFULLY YOURS,

[SIGNATURE]

GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
NOVEMBER 15, 1995

REPORT FROM THE FUND MANAGER
JUSTIN M. SCOTT

We are pleased to report on Putnam International New Opportunities Fund's strong performance during its first fiscal year. Between commencement of operations on January 3, 1995, and September 30, 1995, your fund's class A shares rose 21.06% at net asset value (NAV). We were able to achieve these returns despite the indifferent performance of most international markets. During the period, Morgan Stanley Capital International's Europe, Australia, and Far East (EAFE) Index gained only 6.88%, while the MSCI Emerging Markets Index fell 7.26%.

Nine months is a short record; however, your fund has shown its ability to achieve many of the investment goals we originally intended. It has outperformed established international markets while avoiding the volatility of emerging markets. While past performance is no indication of future results, we are optimistic about the effectiveness of the fund's strategy.

SHIFTING BETWEEN ESTABLISHED AND EMERGING MARKETS

Your fund is an aggressive growth fund, pursuing strong long-term returns. To achieve this goal, the fund targets stocks of companies with exceptional potential in sectors exhibiting strong growth. Outside the United States, these rapid growth sectors exist in diverse international markets, including established and emerging markets. The fund cannot be characterized as a typical international fund that invests only in larger, mature stock markets, nor is it intended to be an emerging markets fund. Rather, the fund is designed to capture the benefits of both markets, while seeking to temper some of the disadvantages each poses.

In this fiscal year, much of the fund's strong performance has come from growth companies in established markets. While a number of holdings in emerging markets performed well, we believe that this portion of the fund has yet to achieve its full potential. When it does, the results could be dramatically positive. Encouragingly, we are seeing marked signs of recovery taking shape in emerging markets, spurred by renewed investor confidence and interest.

SHARING A STRATEGY WITH PUTNAM NEW OPPORTUNITIES FUND

The fund shares an important aspect of its strategy with the primarily domestic Putnam New Opportunities Fund. Both funds seek to identify sectors with strong growth rates, and then select the fastest-growing companies from within these sectors. Indeed, Putnam believes well-managed companies within rapidly expanding sectors often have a decided advantage in achieving strong and persistent revenue growth -- more so than similarly well-operated companies in less-robust sectors. Currently, fast-growing sectors, and thus the companies within them, tend to be enjoying a growing share of overall economic activity.

Your fund takes this sector strategy abroad, investing in rapidly growing sectors in countries in varied stages of economic development. The sectors exhibiting the strongest growth potential will vary from one economy to another. In less- developed economies, basic industries such as those focusing on developing infrastructure and those supplying food and beverages are growing most rapidly.

[BAR CHART]

ALLOCATIONS BY MARKET (AS OF 9/30/95)
----------------------------------------------------------------------
Developed markets (EAFE)                                         56.6%
Emerging markets (Non-EAFE)                                      41.5%
Cash                                                              1.9%
----------------------------------------------------------------------
*Based on net assets as of indicated date. Holdings will vary over time.

As a country becomes what we term a "sustained-growth" economy, financial services and consumer goods tend to become the fastest-growing sectors. By the time a country's economy has reached the mature stage, high technology, leisure and media companies are typically the fastest-growing, most profitable enterprises.

Over your fund's fiscal period, strong performers were found in each economic category. In growth stocks in mature economies, which comprise some 35% of the fund, technology proved a persistent high-growth sector. Many stocks such as Austria Mikro Systems are increasing earnings over 25% annually. Like this Austria-based custom chip manufacturer, these companies are globally competitive players in this high-value-added sector.

Sustained-growth economies account for 50% of the fund's portfolio. We have seen areas of abiding strength in these economies, with the financial services sector particularly vibrant. As citizens of these countries become salary earners, the demand for banking services, credit cards, and insurance rises. Malaysian Assurance is an example of an insurance company growing at a dynamic rate. Finally, in the less- developed economies, which account for 15% of the fund's holdings, the infrastructure sector is enjoying rapid growth.
P. T. Mulia, a supplier of glass products to the dynamic construction sector of Indonesia, is producing earnings at an annual rate of nearly 45%.

CONCENTRATING BY SECTOR; DIVERSIFYING BY GEOGRAPHY

The fund balances sector concentration with geographic diversification. Typically, it will invest in companies from seven or eight rapidly growing sectors. Narrowing holdings to a few sectors gives the fund exposure to strong, rapid growth; it also leaves the fund dependent on the performance of relatively few sectors. However, this risk is reduced to some extent because the fund invests in many different countries. As of this report, the fund was invested in 27 countries. Its weighting in the largest -- Hong Kong -- was only 9.9%, and the typical country weighting is around 2-5%.

TOP 10 HOLDINGS (9/30/95)
----------------------------------------------------------------------
-
SGL CARBON (GERMANY)
Carbon products
----------------------------------------------------------------------
-
CHARGEURS (FRANCE)
Satellite television; movie distribution
----------------------------------------------------------------------
-
KYOCERA (JAPAN)
Semiconductor manufacturer
----------------------------------------------------------------------
-
ASTRA A (SWEDEN)
Pharmaceuticals
----------------------------------------------------------------------
-
ROCHE HOLDINGS (SWITZERLAND)
Pharmaceuticals and biotechnology
----------------------------------------------------------------------
-
CIFRA (MEXICO)
Hypermarket retailer
----------------------------------------------------------------------
-
BARCO (BELGIUM)
Electronics
----------------------------------------------------------------------
-
VODAFONE GROUP (U.K.)
Cellular telecommunications
----------------------------------------------------------------------
-
RECORDATI (ITALY)
Pharmaceuticals
----------------------------------------------------------------------
-
PHILIPPINE LONG DISTANCE (ADR)
Telecommunications provider
----------------------------------------------------------------------
-
These holdings represent 19.20% of the fund's assets. Portfolio holdings will shift over time.

We are optimistic about the environment for growth stocks in both emerging and established markets in the months ahead. After widespread declines during 1994 and into 1995, emerging markets appear to have begun their recovery. We are similarly upbeat about the prospects for growth stocks in established markets. Technology companies, leisure companies, and media concerns will have strong earnings growth independent of local economic conditions. Whatever happens in the coming months, we urge you to evaluate your investments with a longer-term perspective, as time tends to reduce the effects of volatility on an investment portfolio.

The views expressed throughout the report are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/95, there is no guarantee the fund will continue to hold these securities in the future.





PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. For comparative purposes, we show how the fund performed relative to appropriate indexes and benchmarks.

Performance should always be considered in light of a fund's investment strategy. Putnam International New Opportunities Fund is designed for investors seeking capital appreciation primarily through common stocks of international companies.

TOTAL RETURN FOR PERIOD ENDED 9/30/95
(most recent calendar quarter)

                                                                  MSCI
                                                        MSCI  EMERGING
                                        CLASS A         EAFE     MKTS.
                                     NAV       POP     INDEX     INDEX
----------------------------------------------------------------------
Life of fund
(since 1/3/95)                    21.06%    14.08%     6.88%    _7.26%
----------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. POP assumes maximum 5.75% sales charge for class A shares. The fund began operations 1/3/95 offering class A shares, and began offering class B and class M shares on 7/21/95. Performance for class B and class M shares is not shown due to the brevity of the reporting period. Performance data represent past results and an expense limitation currently in effect. Without the expense limitation, the fund's total return would have been lower. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Both market indexes assume reinvestment of all distributions and do not take into account brokerage commissions or other costs. It is not possible to invest directly in an index. The fund's portfolio contains securities that differ from those in the indexes. Investment in the fund is subject to special international risks, such as currency fluctuations and political developments.

[MOUNTAIN CHART]

Date             Class A at POP     MSCI EAFE  MSCI emerging
1/3/95                   $9,425       $10,000        $10,000
1/31/95                  $9,435        $9,616         $8,905
2/28/95                  $9,534        $9,588         $8,746
3/31/95                  $9,922       $10,186         $8,869
4/30/95                  $9,878       $10,569         $9,050
5/31/95                 $10,710       $10,443         $9,369
6/30/95                 $10,865       $10,260         $9,346
7/31/95                 $11,652       $10,899         $9,488
8/31/95                 $11,463       $10,483         $9,173
9/30/95                 $11,408       $10,688         $9,274

TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

THE EUROPE, AUSTRALIA AND THE FAR EAST (EAFE) component of the Morgan Stanley Capital International World Index is an unmanaged list of international equity securities, excluding U.S., with all values expressed in U.S. dollars.

MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS INDEX is an unmanaged list of 1,100 securities representing 20 emerging markets, with values expressed in U.S. dollars.

REPORT OF INDEPENDENT ACCOUNTANTS
for the period January 3, 1995 (commencement of operations) to September 30, 1995

To the Trustees and Shareholders of
Putnam International New Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Putnam International New Opportunities Fund, including the portfolio of investments owned, as of September 30, 1995, the related statement of operations, the statement of changes in net assets and the financial highlights for the period January 3, 1995 (commencement of operations) to September 30, 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam International New Opportuntities Fund as of September 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period January 3, 1995 (commencement of operations) to September 30, 1995, in conformity with generally accepted accounting principles.

                                              Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 10, 1995

PORTFOLIO OF INVESTMENTS OWNED
September 30, 1995

COMMON STOCKS (97.8%)*
NUMBER OF SHARES                                                 VALUE

COMMUNICATIONS (11.2%)
----------------------------------------------------------------------
        24 Nippon Telegraph and Telephone Corp. (Japan)    $EE 205,130
     1,000 Pakistan Telecommunications Corp.
           144A GDS (Pakistan)+                                103,000
     6,700 Philippine Long Distance ADR (Philippines)          444,713
    41,300 Pilipino Telephone Corp. 144A (Philippines)+         35,685
     7,000 Securicor Group PLC Class A (United Kingdom)        120,592
     9,000 Technology Resources Industries (Malaysia)+          23,463
     3,200 Telebras Co. ADR (Brazil)                           150,000
    10,500 Telecom Argentina S.A. ADR (Argentina)              439,688
    12,300 Telefonica de Argentina S.A. ADR (Argentina)        293,663
     9,300 Telefonos de Mexico S.A. Class L ADR (Mexico)       295,275
   120,000 Vodafone Group PLC (United Kingdom)                 503,547
                                                            ----------
                                                             2,614,756
CONSUMER PRODUCTS & SERVICES (15.8%)
----------------------------------------------------------------------
       500 Autoliv AB (Sweden)                                  30,431
    15,000 Bulgari S.P.A. (Italy)+                             114,382
       500 CIA Tecidos Norte de Minas (Brazil)                 163,711
   418,000 Cifra S.A. de CV Class C (Mexico)                   516,681
   100,000 Courts Ltd. (Singapore)                             144,612
    71,400 Dixons Group PLC (United Kingdom)                   390,453
    16,000 Ek Chor China Motorcycle Co., Ltd.                  260,000
     2,650 Luxottica Group ADR (Italy)+                        129,519
    10,000 Malbak Ltd. 144A GDR (South Africa)                  66,000
    42,200 Malbak Ltd. GDR (South Africa)+                     278,520
   178,000 PT Matahari Putra Prima (Indonesia)                 322,207
   115,000 Pt Astra International Foreign Registered (Indonesia)228,476
    50,000 Rentokil Group Ord. PLC (United Kingdom)            252,880
    30,000 Sampoerna Ind. (Indonesia)                          279,470
    18,200 Santa Isabel S.A. ADR (Chile)+                      393,575
     6,000 Siam Makro Public Co. Ltd. (Thailand)+               21,292
    12,000 Siam Makro Public Co. Ltd. (Registered) (Thailand)+  42,584
     5,200 Swedish Motor Corp. (Thailand)                       19,697
     1,500 Tarkett AG (Germany)+                                36,214
                                                            ----------
                                                            3,690,704

COMMON STOCKS
NUMBER OF SHARES                                                 VALUE
FINANCE (10.7%)
----------------------------------------------------------------------
   230,900 Banca Fideuram S.P.A. (Italy)                   $EE 257,352
    24,000 Banco Industrial Colombiano ADR (Columbia)          327,000
    26,700 Banco Osorno y Louisiana Union ADR (Chile)          413,850
   665,000 Bankard, Inc. (Philippines)+                        245,162
    60,000 Guoco Group Ltd. (Hong Kong)                        300,349
    11,500 Industrial Finance Corp. of Thailand (The) (Thailand)35,307
    42,000 Malaysian Assurance SA (Malaysia)                   183,881
     5,400 Mapfre Vida Seguros (Spain)                         292,105
    30,000 Philippine Commercial International Bank
           (Philippines)+                                      270,737
    47,400 Sage Group Ltd.(South Africa)                       194,741
                                                            ----------
                                                            2,520,484
FOOD AND BEVERAGES (2.3%)
----------------------------------------------------------------------
    33,000 Carlsberg Brewery of Malaysia (Malaysia)            152,358
    12,000 South African Breweries Ltd. (South Africa)         377,978
                                                            ----------
                                                               530,336
INFASTRUCTURE (18.0%)
----------------------------------------------------------------------
     1,000 American Standard Sanitaryware Ltd. (Thailand)       15,949
    94,000 Apasco S.A.(Mexico)                                 389,271
    28,000 Capex 144A GDR (Argentina)                          392,000
    70,000 Cement Industries of Malaysia Berhad (Malaysia)     224,279
     8,800 Chilectra S.A. 144A ADR (Chile)+                    391,600
    80,000 Clipsal Industries Ltd. (Singapore)                 200,000
   215,000 Consolidated Electric Power (Asia)                  431,057
   865,000 Filinvest Land, Inc. (Philippines)+                 279,033
     3,700 IPC Ltd. GDR (India)+                                49,025
     6,000 India Cements Ltd. GDR (India)                       51,000
    16,300 Inversiones Y Represent-ADR (Argentina)+            391,200
    54,000 Jurong Engineering Ltd. (Singapore)                 320,323
     5,000 Leader Universal (Malaysia)                          15,323
    83,000 Malayawata Steel Berhad (Malaysia)                  168,478
     7,670 Naviera Perez Co. (Argentina)                        33,521
     8,000 Nylex (Malaysia)                                     23,403
    18,000 Osprey Maritime Ltd. (Singapore)+                    40,140
   159,900 PT Mulia Industrindo (Indonesia)                    397,102
    81,100 SA Iron & Steel Industrial Corp. Ltd. (South Africa) 87,742
     5,000 Sasol Ltd. (South Africa)                            41,085
   219,000 Shun Tak Holdings Ltd. (Hong Kong)                  172,798
     4,000 Tata Engineering & Locomotive Co. Ltd. GDR (India)+  92,000
     6,000 Westmont Industries Berhad Co. (Malaysia)            24,358
                                                            ----------
                                                             4,230,687


COMMON STOCKS
NUMBER OF SHARES                                                 VALUE
LEISURE & MEDIA (8.3%)
----------------------------------------------------------------------
     3,300 Chargeurs S.A. (France)                         $EE 683,036
     3,600 East India Hotels Ltd. 144A GDR (India)+             68,400
    30,000 Elsevier N.V. (Netherlands)                         384,394
     3,500 Indian Hotels, Ltd. 144A GDR (India)+                63,000
    20,000 Investec Consultadoria International(Portugal)+     367,829
     3,750 Societe Television Francaise 1 (France)             369,825
       163 Wolters Kluwer N.V. (Netherlands)                    14,966
                                                            ----------
                                                             1,951,450
OTHER (7.0%)
----------------------------------------------------------------------
   370,000 Chen Hsong Hldgs. (Hong Kong) (Machinery & Equipment)263,226
     3,000 IRO AB (Sweden) (Machinery & Equipment)+             39,759
    36,900 Portucel Industrial Empresa S.A.144A ADS
           (Portugal) (Forestry Products)+                     267,525
     7,000 Randstad Hldgs. (Netherlands) (Temporary Employment)300,581
    12,000 SGL Carbon AG (Germany) (Carbon Products)+          780,126
                                                            ----------
                                                            1,651,217
PHARMACEUTICALS & MEDICAL TECHNOLOGY (7.3%)
----------------------------------------------------------------------
    15,000 Astra AB (Sweden)                                   536,957
       500 Hogy Medical Co. (Japan)                             22,094
    23,500 Recordati(Italy)+                                   145,512
   137,000 Recordati Savings Shares (Italy)                    470,809
        75 Roche Holdings AG Rights (Switzerland)              528,954
                                                            ----------
                                                            1,704,326


COMMON STOCKS
NUMBER OF SHARES                                                 VALUE
TECHNOLOGY (17.2%)
----------------------------------------------------------------------
      3000 Alphatec Electronics PCL (Thailand)+            $EE E48,325
     2,200 Austria Mikro Systeme International AG (Austria)    383,275
     4,400 Barco N.V. (Belgium)                                514,379
   415,000 First Pacific Co., Ltd. (Hong Kong)                 442,860
       729 Getronics Electric N.V.(Netherlands)                 35,905
    11,000 Glory Ltd. (Glory Kogyo) (Japan)                    387,976
     8,000 Hana Microelectronics PCL (Thailand)                 32,536
     7,000 Kyocera Corp. (Japan)                               570,942
       400 Mabuchi Motor (Japan)                                23,447
    10,000 Murata Manufacturing Co. Ltd. (Japan)               372,745
       900 SGS-Thomson Microelec. ADR (France)+                 43,763
   200,000 Varitronix International Ltd. (Hong Kong)           407,451
    62,000 Venture Manufacturing Ltd. (Singapore)              194,117
     8,000 WM-Data AB Class B (Sweden)                         290,410
    24,000 Yageo Corp. GDR (Taiwan)+                           294,000
----------------------------------------------------------------------
                                                             4,042,131
----------------------------------------------------------------------
           TOTAL COMMON STOCKS (cost $22,778,850)          $22,936,091


WARRANTS (0.2%) (cost $37,456)*+
NUMBER OF WARRANTS                         EXPIRATION DATE       VALUE

     2,500 Randstad Holdings-Falcons       5/15/95             $46,019
----------------------------------------------------------------------

CONVERTIBLE BONDS AND NOTES (0.1%) (cost $26,945)
PRINCIPAL AMOUNT                                                 VALUE

ELECTRONIC COMPONENTS AND EQUIPMENT (0.1%)
----------------------------------------------------------------------
   $17,000 United Micro Electronics 144A cv.unsub. 1 1/4s, 2004$27,200
----------------------------------------------------------------------

SHORT-TERM INVESTMENTS (25.2%)*
PRINCIPAL AMOUNT                                                 VALUE

$1,000,000 Federal Home Loan Mortgage
           Corp. 5.67s, October 3, 1995                       $999,685
 4,000,000 Federal National Mortgage Assn. 5.60s,
           October 4, 1995                                   3,998,133
   904,000 Interest in $652,192,000 joint repurchase
           agreement dated September 29, 1995 with
           Goldman, Sachs & Co. due October 2, 1995 with
           respect to various U.S. Treasury obligations --
           maturity value of $904,480 for an effective
           yield of 6.375%                                     904,320
----------------------------------------------------------------------
Total Short-Term Investments (cost $5,902,138)              $5,902,138
----------------------------------------------------------------------
Total Investments (cost $28,745,389)***                    $28,911,448
----------------------------------------------------------------------

NOTES
----------------------------------------------------------------------
* Percentages indicated are based on net assets of $23,449,467, which correspond to a net asset value per class A, class B and class M of $10.29, $10.28 and $10.29, respectively.

+    Non-income-producing security.

*** The aggregate identified cost for federal income tax purposes is $28,745,389, resulting in gross unrealized appreciation and depreciation of $594,764 and $428,705, respectively, or net unrealized appreciation of $166,059.

     ADR, ADS, GDR or GDS after the name of a foreign holding stands for American Depository Receipt, American Depository Shares,
     Global Depository Receipt or Global Depository Shares, respectively, representing ownership of foreign securities on deposit with a custodian bank.

     144A after the name of a security represents those exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Diversification by Country (as of 9/30/95)

Argentina       6.6%
Austria          1.6
Belgium          2.2
Brazil           1.4
Chile            5.2
Colombia         1.4
France           4.7
Germany          3.5
Hong Kong        9.7
India            1.4
Indonesia        5.2
Italy            4.8
Japan            6.7
Malaysia         3.5
Mexico          5.1%
Netherlands      3.3
Pakistan         0.4
Philippines      5.4
Portugal         2.7
Singapore        3.8
South Africa     4.5
Spain            1.2
Sweden           2.6
Switzerland      3.5
Taiwan           1.4
Thailand         0.9
United Kingdom   5.4

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS
----------------------------------------------------------------------
Investments in securities, at value
(identified cost $28,745,389) (Note 1)                   $28,911,448
----------------------------------------------------------------------
Cash                                                             573
----------------------------------------------------------------------
Dividends and other receivables                                9,056
----------------------------------------------------------------------
Receivable from Manager (Note 3)                              22,111
----------------------------------------------------------------------
Receivable for securities sold                                25,785
----------------------------------------------------------------------
Receivable for shares of the fund sold                     4,932,553
----------------------------------------------------------------------
Unamortized organization expense (Note 1)                      6,353
----------------------------------------------------------------------
TOTAL ASSETS                                             $33,907,879

LIABILITIES
----------------------------------------------------------------------
Payable for shares of the fund sold                           14,584
----------------------------------------------------------------------
Payable for securities purchased                          10,403,717
----------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 3)    16,374
----------------------------------------------------------------------
Payable for distribution fees (Note 3)                         4,891
----------------------------------------------------------------------
Payable for orgainzation expenses (Note 1)                     6,425
----------------------------------------------------------------------
Payable for compensation of Trustees (Note 3)                     74
----------------------------------------------------------------------
Other accrued expenses                                        12,347
----------------------------------------------------------------------
TOTAL LIABILITIES                                         10,458,412
----------------------------------------------------------------------
NET ASSETS                                               $23,449,467
----------------------------------------------------------------------

REPRESENTED BY
----------------------------------------------------------------------
Paid-in capital (Notes 1, 2 and 5)                       $23,227,450
----------------------------------------------------------------------
Undistributed net investment income (Note 1)                  30,541
----------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency
transactions (Note 1)                                         25,425
----------------------------------------------------------------------
Net unrealized appreciation of investments, and assets and liabilities
in foreign currencies                                        166,051
----------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO CAPITAL SHARES
OUTSTANDING                                              $23,449,467
----------------------------------------------------------------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
----------------------------------------------------------------------
Net asset value and redemption price of class A share ($15,137,411
divided by 1,470,943 shares)                                  $10.29
----------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.29)*       $10.92
----------------------------------------------------------------------
Net asset value and redemption price of class B share ($7,053,273
divided by 685,817 shares)                                    $10.28
----------------------------------------------------------------------
Net asset value and redemption price of class M share ($1,258,783
divided by 122,384 shares)                                    $10.29
----------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.29)*       $10.66
----------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

STATEMENT OF OPERATIONS
For the period January 3, 1995
(commencement of operations) to
September 30, 1995

INVESTMENT INCOME:
----------------------------------------------------------------------
Dividends (net foreign tax of $2,841)                        $24,784
----------------------------------------------------------------------
Interest                                                      26,084
----------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       50,868

EXPENSES:
----------------------------------------------------------------------
Compensation of Manager (Note 3)                              26,644
----------------------------------------------------------------------
Investor servicing and custodian fees (Note 3)                35,129
----------------------------------------------------------------------
Compensation of Trustees (Note 3)                                543
----------------------------------------------------------------------
Reports to shareholders                                        6,405
----------------------------------------------------------------------
Legal                                                          9,809
----------------------------------------------------------------------
Auditing                                                      16,306
----------------------------------------------------------------------
Other                                                            127
----------------------------------------------------------------------
Registration fees                                              8,024
----------------------------------------------------------------------
Distribution fees--Class A (Note 3)                            2,619
----------------------------------------------------------------------
Distribution fees--Class B (Note 3)                            2,039
----------------------------------------------------------------------
Distribution fees--Class M (Note 3)                              238
----------------------------------------------------------------------
Administrative services (Note 3)                                  30
----------------------------------------------------------------------
Amortization of organization expense (Note 1)                     72
----------------------------------------------------------------------
Fees waived by Manager (Note 3)                             (66,625)
----------------------------------------------------------------------
TOTAL EXPENSES                                                41,360
----------------------------------------------------------------------
FEES PAID INDIRECTLY (NOTE 3)                               (11,468)
----------------------------------------------------------------------
NET EXPENSES                                                  29,892
----------------------------------------------------------------------
NET INVESTMENT INCOME                                         20,976
----------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 4)              25,425
----------------------------------------------------------------------
Net realized gain on foreign currency translation (Notes 1 and 4)  6
----------------------------------------------------------------------
Net unrealized appreciation of investments during the period 166,059
----------------------------------------------------------------------
Net unrealized depreciation of foreign currency translations during
the period                                                       (8)
----------------------------------------------------------------------
NET GAIN ON INVESTMENT TRANSACTIONS                          191,482
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $212,458
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      For the period
                                                     January 3, 1995
                                                    (commencement of
                                                      operations) to
                                                        September 30
                                                      --------------
                                                                1995
----------------------------------------------------------------------
INCREASE IN NET ASSETS
----------------------------------------------------------------------
Operations:
----------------------------------------------------------------------
Net investment income                                        $20,976
----------------------------------------------------------------------
Net realized gain on investments and foreign currency contracts25,431
----------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
 liabilties in foreign currencies                            166,051
----------------------------------------------------------------------
Net increase in net assets resulting from operations         212,458
----------------------------------------------------------------------
Increase from capital share transactions (Note 5)         23,217,009
----------------------------------------------------------------------
Total increase in net assets                              23,429,467
----------------------------------------------------------------------

NET ASSETS
----------------------------------------------------------------------
Beginning of period (Note 2)                                  20,000
----------------------------------------------------------------------
End of period (including undistributed of net investment
 income of $30,541)                                      $23,449,467
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                     July 21, 1995   July 21, 1995   January 3, 1995
                     (commencement   (commencement     (commencement
                 of operations) toof operations) toof operations) to
                      September 30    September 30      September 30
----------------------------------------------------------------------
                             1995+           1995+             1995+
----------------------------------------------------------------------
                           Class M         Class B           Class A
----------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD         $10.25          $10.25             $8.50
----------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income(a)      EE--           (.01)               .02
Net realized and unrealized
loss on investments            .04             .04              1.77
----------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS.04            .03              1.79
----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD10.29          10.28             10.29
----------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (b)(c)    0.39            0.29             21.06
NET ASSETS, END OF PERIOD
(in thousands)              $1,259          $7,053           $15,137
----------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(a)(c)(d)        .79             .83              1.23
----------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)(c)(.15)         (.20)               .86
----------------------------------------------------------------------
Portfolio turnover (%)(c)     9.24            9.24              9.24
----------------------------------------------------------------------

+ Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(a)  Reflects  an expense limitation in effect during the period  (See
     Note 3). As a result of such limitation, expenses for the fund reflect a reduction of $0.02 per share for each class of shares.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)  Not annualized.

(d) The ratio of expenses to average net assets for the year ended September 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts
     (See Note 3).

NOTES TO FINANCIAL STATEMENTS
September 30, 1995
NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks that offer potential for capital appreciation.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.5% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro- rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Market quotations are not considered to be readily available for long term corporate bonds and notes; such investments are stated at fair market value on the basis of valuations furnished by a pricing service, approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees.

B JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Managment is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E FOREIGN CURRENCY TRANSLATION The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liability other than investments at the period end, resulting from changes in the exchange rate.

F FEDERAL TAXES It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

G DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of unrealized gains and losses on passive foreign investment companies and Section 988 foreign currency reclasses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended September 30, 1995, the fund reclassified $9,565 to increase undistributed net investment income and $9,560 to decrease paid-in-capital, with a decrease to accumulated net realized gains and losses of $5. The calculation of net investment income per share in the financial highlights table excludes these adjustments

H EXPENSES OF THE TRUST Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. These expenses are being amortized on a straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

NOTE 2
INITIAL CAPITALIZATION AND OFFERING PRICE OF SHARES

The fund was established as a Massachusetts business trust under the laws of Massachusetts on October 31, 1994.

During the period October 31, 1994 to January 3, 1995, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $20,000 and the issuance of 2,353 shares to Putnam Mutual Funds Corp., a wholly-owned  subsidiary of Putnam Investments, Inc. on  January  3,
1995.

At September 30, 1995, Putnam Investments Management, Inc. owned 232,451 shares of the fund, 10.2% of shares outstanding, valued at $2,391,921.

NOTE 3
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, and 0.60% of the next $5 billion.

Through July 31, 1995, Putnam Management has agreed to limit the fund's expenses to the extent that expenses (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses and distribution fees) exceed an annual rate of 1.15% of the fund's average net assets. For the period August 1, 1995 through December 31, 1995 the expense limitation increased to 1.95% of the fund's average net assets.

The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $100 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Managment and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the period ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period ended September 30, 1995, fund expenses were reduced by $11,468 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income- producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Trustees have approved payment by the fund to Putnam Mutual Funds Corp. at an annual rate of
 .25%, 1.00% and .75% of the average net assets attributed to class A, class B, and class M shares, respectively.

For the period ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter, received net commissions of $14,015 and $1,458 from the sale of class A and class M shares, respectively. There were no monies received on contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the period ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

NOTE 4
PURCHASES AND SALES OF SECURITIES
During the period January 3, 1995 (commencement of operations) to September 30, 1995, purchases and sales of investment securities other than short-term investments aggregated $23,265,461 and $447,634 respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 5
CAPITAL SHARES

At September 30, 1995 there was an unlimited number of shares of beneficial interest authorized divided into three classes of shares, class A, class B and class M. Transactions in capital shares were as follows:

                                                     JANUARY 3, 1995
                                                       (COMMENCEMENT
                                                   OF OPERATIONS) TO
                                                        SEPTEMBER 30
----------------------------------------------------------------------
                                                                1995
----------------------------------------------------------------------
CLASS A                           SHARES                      AMOUNT
----------------------------------------------------------------------
Shares sold                    1,522,577                 $15,415,502
----------------------------------------------------------------------
Shares repurchased              (53,987)                   (563,723)
----------------------------------------------------------------------
NET INCREASE                   1,468,590                 $14,851,779
----------------------------------------------------------------------
                                                       JULY 21, 1995
                                                       (COMMENCEMENT
                                                   OF OPERATIONS) TO
                                                        SEPTEMBER 30
----------------------------------------------------------------------
--
                                                                1995
CLASS B                           SHARES                      AMOUNT
----------------------------------------------------------------------
--
Shares sold                      686,920                  $7,109,976
----------------------------------------------------------------------
--
Shares repurchased               (1,103)                    (11,377)
----------------------------------------------------------------------
--
NET INCREASE                     685,817                  $7,098,599
----------------------------------------------------------------------
--

                                                       JULY 21, 1995
                                                       (COMMENCEMENT
                                                   OF OPERATIONS) TO
                                                       SEPTEMBER 30
----------------------------------------------------------------------
--
                                                                1995
----------------------------------------------------------------------
--
CLASS M                           SHARES                      AMOUNT
----------------------------------------------------------------------
--
Shares sold                      122,784                  $1,270,784
----------------------------------------------------------------------
--
Shares repurchased                 (400)                     (4,153)
----------------------------------------------------------------------
--
NET INCREASE                     122,384                  $1,266,631
----------------------------------------------------------------------
--


----------------------------------------------------------------------
--
FEDERAL TAX INFORMATION

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Anthony W. Regan
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

                                                             Bulk Rate
                                                          U.S. Postage
                                                                  PAID
                                                                Putnam
                                                           Investments

20971-539/2AH/2AI   11/95

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS.

(1)  Rule lines for tables are omitted.

(2)  Italic typefaces is displayed in normal type.

(3)  Boldface type is displayed in capital letters.

(4) Headers (e.g. the names of the fund) and footers (e.g. page numbers and OThe accompanying notes are an integral part of these financial statementsO) are omitted.

(5) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.

(6)  Bullet points and similar graphic symbols are omitted.

(7)  Page numbering is different.